Filed Pursuant to Rule 497
File Nos. 333‑214851 and 811‑23216

FS SERIES TRUST
FS REAL ASSET FUND
Supplement dated September 1, 2021 to the
Prospectus, dated April 30, 2021
This supplement contains information which amends, supplements or modifies certain information contained in the Prospectus for FS Real Asset Fund (the “Fund”), dated April 30, 2021 (as may be supplemented and amended, the “Prospectus”). Capitalized terms used in this supplement have the same meanings as in the Prospectus, unless otherwise stated herein.
You should carefully consider the “Additional Information about the Fund—Additional Description of the Principal Risks of the Fund” beginning on page 80 of the statutory Prospectus before you decide to invest in the Fund’s Shares.
The Board of Trustees of FS Series Trust has approved the following changes with respect to the Fund: (1) a change in the Fund’s name to FS Chiron Real Asset Fund; (2) the addition of Chiron Investment Management, LLC as a co‑adviser to the Fund and related portfolio manager changes; (3) a reduction in the Fund’s management fee from 1.15% to 0.95%; and (4) changes to the Fund’s principal investment strategy. The changes are effective as of September 1, 2021. Accordingly, the following changes are made to the Prospectus, effective as of September 1, 2021:

1.	All references to the FS Real Asset Fund in the prospectus are deleted and replaced with references to FS Chiron Real Asset Fund.

2.	All references to Michael Kelly as a portfolio manager to the Fund in the Prospectus are deleted.

3.	The section entitled “Fund Summary: FS Real Asset Fund” beginning on page 45 of the Prospectus is deleted in its entirety and replaced with the following:
FS Chiron Real Asset Fund
Class A: FARLX
Class I: FSRLX
INVESTMENT OBJECTIVE
FS Chiron Real Asset Fund (the “Fund”) seeks to provide total returns consisting of capital appreciation and income.
FEES AND EXPENSES OF THE FUND
This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below. For Class A Shares, you may qualify for sales charge discounts if you invest at least $50,000 in the Fund. More information about these and other discounts is available from your financial professional and in the “Shareholder’s Guide — Purchases” section on page 114 of the Fund’s statutory Prospectus and in the “Shares of the Trust — Purchases” section on page 75 of the Fund’s Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class I	Class A
Maximum Sales Charge (Load) imposed on purchases (as % of offering price)	None	5.75%
Maximum Deferred Sales Charge (Load)	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class I	Class A
Management Fees(1)	0.95%	0.95%
Distribution and/or Service (12b‑1) Fees	0.00%	0.25%
Other Expenses	10.95%	10.96%

Total Annual Fund Operating Expenses	11.90%	12.16%
Expense Reductions(2)(3)	10.70%	10.71%

Total Annual Fund Operating Expenses after Expense Reductions	1.20%	1.45%

(1)	Expense information has been restated to reflect current fees.
(2)
The Adviser (as defined below) has contractually agreed to waive its management fee until September 30, 2021. The Adviser’s contractual management fee, without giving effect to this waiver, is equal to 0.95 percent of the Fund’s average daily net assets.

(3)
The Adviser has entered into an Expense Limitation Agreement with the Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Fund, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of management fees, distribution or servicing fees, interest, taxes, brokerage fees and commissions, dividends and interest paid on short positions, acquired fund fees and expenses and extraordinary expenses (as determined in the sole discretion of the Adviser)) to not more than 0.25 percent of the average daily net assets for the Fund until at least September 1, 2022. The Fund may terminate the Expense Limitation Agreement at any time. The Expense Limitation Agreement permits the Adviser to recoup waived or reimbursed amounts within the three-year period from the date of the waiver, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver and reimbursement or recoupment.

Example:
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to Total Annual Fund Operating Expenses After Expense Reductions in the first year and Total Annual Fund Operating Expenses thereafter. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	If shares are redeemed
	1 Year	3 Years	5 Years	10 years
Class A	$714	$2,921	$4,823	$8,507

Class I	$122	$2,425	$4,421	$8,324

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. For the year ended December 31, 2020, the Fund’s portfolio turnover rate was 0%.
PRINCIPAL INVESTMENT STRATEGIES
Under normal circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in ‘real assets’ and securities of companies that derive a significant portion of their profits and revenues from, real assets and activities related to real assets. Real assets are defined broadly by the Fund and are considered to include any assets that have physical properties, such as energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure and commodities. Real assets may also include select digital assets with storage of value characteristics and/or that contain digital infrastructure properties. Real asset securities may also include: i) companies that are directly involved in real asset activities (such as logistics, data centers, communication towers, life sciences office and lab space, cold storage and renewable power, among others); and ii) inflation-indexed securities that can generate returns in inflationary environments.
A majority of the Fund’s assets will typically be invested in common stocks and the Fund’s goal is to hold a portfolio of securities and other investments that, over time, seek to provide protection against the impact of inflation. In selecting investments, the Adviser seeks sectors in equity markets across the globe that are expected to outperform the overall equity market during periods of high or rising inflation.
The Fund utilizes a “quantamental” approach, which combines quantitative and fundamental research. The quantitative process identifies opportunities for growth with the fundamental approach identifying changes not captured by the quantitative research, such as regulatory environment and industry dynamics. As markets are not static and go through various stages, the Fund seeks to identify the current stage in each market in which it invests and makes investment decisions accordingly, in order to capitalize on the underlying factors driving that particular market stage. The Fund aims to reduce volatility and risk through diversifying its investment choices across a range of industries.
Companies involved in activities related to real assets may produce cash flows and subsequent valuations that increase when the overall price level in the economy is rising. The Fund may also seek companies whose revenue and earnings are expected to rise if the prices of certain real assets rise during a period of general inflation.
The Fund may invest in securities issued by companies of any market capitalization, as well as real estate investment trusts (“REITs”).
The Fund may invest up to 15% of its total assets to indirectly gain exposure to Bitcoin or other digital assets, through exchange-traded funds (“ETFs”) that provide exposure to Bitcoin or Bitcoin futures contracts. For purposes of this 15% limit, these investments are measured at notional value. Bitcoins are a digital commodity that are not issued by a government, bank or central organization. Bitcoins exist on an online, peer‑to‑peer computer network (the “Bitcoin Network”) that hosts a public transaction ledger where Bitcoin transfers are recorded (the “Blockchain”). Bitcoins have no physical presence beyond the record of transactions on the Blockchain.
There is no limit on the amount of the Fund’s exposures to any one or more specific sectors, and the Fund may at times have significant exposure to a single real asset sector (up to 100% of the Fund’s non‑cash related exposure). The Fund may invest without limit in investments tied to any one or more foreign countries, including emerging market countries, and investments denominated in foreign currencies.

FS Fund Advisor, LLC (“FS”) and Chiron Investment Management, LLC, a co‑adviser to the Fund, (“Chiron and together with FS, the “Adviser”), may allocate a portion of the assets of the Fund among one or more alternative beta providers (“Alternative Beta Providers”) that offer the Fund exposure to the returns of particular investment strategies (“Alternative Beta Strategies”). An Alternative Beta Provider is a financial institution that serves as a counterparty to the Fund in a total return swap (or similar instruments or other arrangements) that offers exposure to the returns of a specified underlying asset. In a typical total return swap (or similar instrument) transaction with an Alternative Beta Provider, the Fund agrees to pay a fixed or variable interest rate to the Alternative Beta Provider in exchange for return earned on a specified underlying asset. Alternative Beta Providers are swap (or similar instrument) counterparties, not sub‑advisers. Alternative Beta Providers in particular may offer cost advantages over traditional alternative asset managers. The strategies employed by the use of Alternative Beta Providers are referred to in this Prospectus as “Alternative Investment Strategies.” In general, Alternative Beta Strategies seek to identify and capitalize upon market inefficiencies and market behavioral biases (or risk premia). Alternative Beta Strategies typically have less correlation to traditional equity and fixed income markets than traditional investment strategies.
The Fund generally seeks to obtain exposure to Alternative Investment Strategies in a cost-efficient manner, particularly as compared to private investment vehicles that have historically been used to access alternative investment strategies. Alternative Beta Strategies may include historical trend (seeking to benefit from the historical tendency of securities with certain characteristics to outperform others), carry and curve, low beta, value and volatility premium and momentum strategies (which emphasize investing in securities that have better recent performance compared to other securities). The Adviser may also manage all or a portion of the Fund’s assets directly.
If the Fund obtains its real asset exposures through futures contracts and other derivatives not requiring significant investments of the Fund’s cash, the Fund would have free cash available to invest in other assets. The Fund currently expects that those other investments will comprise principally fixed-income investments. It is possible that the Fund might lose money on both its real asset exposures and on its fixed-income investments
The Fund may invest directly in debt instruments. Fixed income investments in which the Fund may invest, may include, by way of example, (i) securities or other income-producing instruments issued or guaranteed by the U.S. Government, its agencies, instrumentalities or sponsored corporations (including inflation-protected securities); (ii) short-term investments, such as commercial paper, repurchase agreements and money market funds; or (iii) various types of loans, including those that are part of highly leveraged transactions.
Under normal circumstances, the Fund’s portfolio of fixed income investments is expected to include primarily fixed income and other income-producing instruments rated investment grade and unrated securities considered by the Adviser to be of comparable credit quality. The Fund may, however, invest in fixed income and other income producing instruments rated below investment grade (known as “junk bonds”) and those that are unrated but determined by the Adviser to be of comparable credit quality.
The Fund may invest in privately placed and other securities or instruments exempt from Securities and Exchange Commission (“SEC”) registration (collectively, “private placements”). The Fund may engage in short sales, either to earn additional return or to hedge existing investments.
The Fund may enter into derivatives transactions of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. A derivative is a financial contract whose value depends on changes in the value of one or more underlying assets, reference rates, or indexes. These instruments include, among others, options, futures contracts, forward currency contracts, swap agreements and similar instruments. The Fund may use derivatives transactions with the purpose or effect of creating investment leverage. Although the Fund reserves the right to invest in derivatives of any kind, it currently expects that it may use the following types of derivatives: futures contracts and options on futures contracts, in order to gain efficient long or short investment exposures as an alternative to cash investments or to hedge against portfolio exposures; interest rate swaps, to gain indirect long or short exposures to interest rates, issuers, or currencies, or to hedge against portfolio exposures; and total and excess return swaps and credit derivatives (such as credit default swaps), put and call options, and exchange-traded and structured notes, to take indirect long or short positions on indexes, commodities, securities, currencies, or other indicators of value. Any use of derivatives strategies entails the risks of investing directly in the securities or instruments underlying the derivatives strategies, as well as the risks of using derivatives generally, and in some cases the risks of leverage, described in this Prospectus and in the Fund’s Statement of Additional Information.
The Fund may invest in a variety of instruments, such as total and excess return swaps (which are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets of the underlying contract), exchange traded products, including ETFs, common or preferred stocks of subsidiaries of the Fund that invest directly or indirectly in commodities, and other investments intended to provide long or short exposure to one or more commodities.
The Fund expects that many of the instruments in which it will invest will involve leverage. When the Fund utilizes leverage, small changes in the values of the underlying prices may result in significant changes in the values of the Fund’s investments, and the Fund can lose significantly more than the amount it invests in an instrument, or the margin it supplies to its counterparty on the instrument.
The Fund may make investments through one or more offshore, wholly-owned subsidiaries (each, a “Subsidiary” and collectively, the “Subsidiaries”) and may invest up to 25% of its total assets in the Subsidiaries. Generally, each Subsidiary will invest primarily in commodity futures, forwards and swaps, but it may also invest in financial futures, option and swap contracts, fixed income securities, pooled investment vehicles, including those that are not registered pursuant to the 1940 Act, and other investments intended to serve as margin or collateral for the Subsidiary’s derivative positions. The Fund will invest in each Subsidiary in order to gain exposure to the commodities markets and/or Bitcoin or other digital assets within the limitations of the federal tax laws, rules and regulations that apply to registered investment companies. Unlike the Fund, each Subsidiary may invest without limitation in commodity-linked derivative instruments, however, each Subsidiary will comply with the same 1940 Act asset coverage requirements with respect to its investments in commodity-linked derivatives that are applicable to the Fund’s transactions in derivatives. In addition, the Fund and each Subsidiary will be subject to the same fundamental investment restrictions on a consolidated basis and, to the extent applicable to the investment activities of each Subsidiary, each Subsidiary will follow the same compliance policies and procedures as the Fund. Additionally, the Subsidiary will comply with the 15% Bitcoin limits described above, when viewed on a consolidated basis with the Fund. Unlike the Fund, each Subsidiary will not seek to qualify as a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). The Fund is the sole shareholder of each Subsidiary and does not expect shares of a Subsidiary to be offered or sold to other investors.
The Adviser may engage in active and frequent trading of the Fund’s portfolio investments. To the extent that it does so, the Fund may incur greater transaction costs and may make greater distributions of income and gains, which will be taxable to shareholders who do not hold their shares through a tax‑advantaged or tax‑deferred account. Any percentage limitation and requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement, except as otherwise provided herein. Portfolio investments may be sold at any time. By way of example, sales may occur when the Fund’s portfolio manager determines to take advantage of what the portfolio manager considers to be a better investment opportunity, when the portfolio manager believes the portfolio investments no longer represent relatively attractive investment opportunities, when the portfolio manager perceives deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio manager’s sell target.
Although a portion of the Fund’s assets may be invested in instruments the performance of which is based on an index, the Fund’s overall portfolio is not designed to replicate the performance of any index. The Fund’s performance will deviate, potentially significantly, from the performance of any index used by the Fund. The Fund retains the flexibility to allocate as little as none or as much as all of its capital to particular Alternative

Beta Providers. The Fund is considered non‑diversified, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.
PRINCIPAL INVESTMENT RISKS
An investment in the Fund should be considered a speculative investment that entails substantial risks; you may lose part or all of your investment or your investment may not perform as well as other similar investments. An investment in the Fund should be viewed only as part of an overall investment program. No assurance can be given that the Fund’s investment program will be successful. Each risk noted below is considered a principal risk of the Fund, regardless of the order in which it appears. The significance of each risk factor below may change over time and you should review each risk factor carefully. Please refer to the “Additional Information about the Fund — Additional Risks” section in the Fund’s statutory Prospectus for additional information. Some or all of these risks may adversely affect the Fund’s net asset value (“NAV”), yield, total return and ability to meet its investment objective.
Unless otherwise specified, references in this section to investments by the Fund refer to direct investments made or held by the Fund and/or indirect investments to which the Fund may have exposure through an Alternative Beta Strategy.
Equity Risk
The prices of equity securities in which the Fund holds long and short positions may rise and fall daily. A variety of factors can negatively impact the value of equity securities, including factors affecting individual companies, industries, securities markets or economies.
Commodities Risk
To the extent that the Fund gains exposure to the commodities markets, such exposure may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. The prices of certain commodities may fluctuate widely due to factors such as changes in value, supply and demand and governmental regulatory policies. Some commodity-linked investments are issued by companies in the financial services sector, including the banking, brokerage and insurance sectors. As a result, events affecting issuers in the financial services sector may cause the Fund’s share value to fluctuate.
Volatility Risk
The Fund may have investments, such as Bitcoin, that appreciate or decrease significantly in value over short periods of time. This may cause the Fund’s NAV per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.
Natural Resources Risk
Investments related to natural resources may be affected by numerous factors, including events occurring in nature, inflationary pressures and domestic and international politics. For example, events occurring in nature (such as earthquakes or fires in prime natural resource areas) and political events (such as coups or military confrontations) can affect the overall supply of a natural resource and the value of companies involved in such natural resource. Political risks and other risks to which non‑US companies are subject also may affect US companies if they have significant operations or investments in non‑US countries. In addition, interest rates, prices of raw materials and other commodities, international economic developments, energy conservation, tax and other government regulations (both US and non‑US) may affect the supply of and demand for natural resources, which can affect the profitability and value of securities issued by companies in the natural resources category. Securities of companies within specific natural resources sub‑categories can perform differently than the overall market. This may be due to changes in such things as the regulatory or competitive environment or to changes in investor perceptions.
Infrastructure Companies Risk
Securities and instruments of infrastructure companies are more susceptible to adverse economic or regulatory occurrences affecting their industries. Infrastructure companies may be subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, high leverage, costs associated with environmental and other regulations, the effects of economic slowdown, surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Infrastructure companies also may be affected by or subject to, among other factors, regulation by various government authorities, including rate regulation, and service interruption due to environmental, operational or other mishaps.
Real Estate-Related Investment Risk
Investments in REITs and in securities of other companies (wherever organized) principally engaged in the real estate industry subject the Fund to, among other things, risks similar to those of direct investments in real estate and the real estate industry in general. These include risks related to general and local economic conditions, possible lack of availability of financing and changes in interest rates or property values. REITs are entities that either own properties or make construction or mortgage loans, and also may include operating or finance companies. The value of interests in a REIT may be affected by, among other factors, changes in the value of the underlying properties owned by the REIT, changes in the prospect for earnings and/or cash flow growth of the REIT itself, defaults by borrowers or tenants, market saturation, decreases in market rates for rents, and other economic, political, or regulatory matters affecting the real estate industry, including REITs. REITs and similar non‑U.S. entities depend upon specialized management skills, may have limited financial resources, may have less trading volume in their securities, and may be subject to more abrupt or erratic price movements than the overall securities markets. REITs are also subject to the risk of failing to qualify for favorable tax treatment under the Code. Some REITs (especially mortgage REITs) are affected by risks similar to those associated with investments in debt securities including changes in interest rates and the quality of credit extended.
Inflation-Indexed Security Risk
Interest payments on inflation-indexed securities can be unpredictable and will vary as the principal and/or interest is periodically adjusted based on the rate of inflation. If the index measuring inflation falls, the interest payable on these securities will be reduced. The US Treasury has guaranteed that, in the event of a drop in prices, it would repay the par amount of its inflation-indexed securities.
Inflation-indexed securities issued by corporations generally do not guarantee repayment of principal. Any increase in the principal amount of an inflation-indexed security will be considered taxable ordinary income, even though investors do not receive their principal until maturity. As a result, the Fund may be required to make annual distributions to shareholders that exceed the cash the Fund received, which may cause the Fund to liquidate certain investments when it is not advantageous to do so. Also, if the principal value of an inflation-indexed security is adjusted downward due to deflation, amounts previously distributed may be characterized in some circumstances as a return of capital.
Market Risk
Investments in securities, in general, are subject to market risks, including increased volatility, illiquidity, or other potentially adverse effects in response to changing market conditions, inflation, changes in interest rates, market disruptions caused by local or regional events such as war, acts of terrorism, the spread of infectious illness (including epidemics and pandemics) or other public health issues, recessions or other events or adverse investor sentiment that may cause their prices to fluctuate over time. An investment in the Fund may lose money.

Derivatives Risk
The Fund may invest in financial instruments, including swap agreements, futures contracts, forwards and other derivative instruments, that may involve risks different from, or greater than, those associated with more traditional investments. Due to leverage, small changes in the value of the financial instruments’ reference assets, rates, or indexes may produce disproportionate losses to the Fund. The value of financial instruments may not move as expected relative to the value of the reference assets, rates or indexes. Financial instruments used for hedging purposes may not hedge risks as expected, and financial instruments used for non‑hedging purposes may not provide the anticipated investment exposure. Financial instruments may be highly illiquid, and the Fund may not be able to close out or sell a financial instrument position at a particular time or at an anticipated price. Various legislative and regulatory initiatives may impact the availability, liquidity and cost of derivatives. Financial instruments also may be subject to interest rate risk, currency risk and counterparty risk.
Counterparty Risk
The stability and liquidity of many derivative transactions depends in large part on the creditworthiness of the parties to the transactions. If a counterparty to such a transaction defaults, exercising contractual rights may involve delays or costs for the Fund. Furthermore, there is a risk that a counterparty could become the subject of insolvency proceedings, and that the recovery of securities and other assets from such counterparty will be delayed or be of a value less than the value of the securities or assets originally entrusted to such counterparty.
New Fund Risk
The Fund has a limited operating history. Investors bear the risk that the Fund may not grow to or maintain an economically viable size, may not be successful in implementing its investment strategy, and may not employ a successful investment strategy, any of which could result in the Fund being liquidated at any time without shareholder approval and/or at a time that may not be favorable for certain shareholders. Such a liquidation could have negative tax consequences for shareholders.
Bitcoin Futures Contract Risk
The Fund expects to obtain exposure to bitcoin (or other digital assets) through futures contracts. Bitcoin futures are financial contracts the value of which depends on, or is derived from, Bitcoin as the underlying reference asset. Bitcoin futures contracts involve the risk that changes in their value may not move as expected relative to changes in the value of Bitcoin. Futures contracts exhibit “futures basis,” which refers to the difference between the current market value of Bitcoin (the “spot” price) and the price of the cash-settled Bitcoin futures contracts. A negative futures basis exists when cash-settled Bitcoin futures contracts generally trade at a premium to the current market value of Bitcoin. If a negative futures basis exists, the Fund’s investments in Bitcoin futures contracts will generally underperform a direct investment in Bitcoin. There can also be no guarantee that there will be a correlation between price movements in Bitcoin futures contracts and in the price of Bitcoin. As a result, the use of Bitcoin futures contracts involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets, and may be considered a speculative investment.
Bitcoin Risks
The value of the Fund’s investments in Bitcoin-related instruments, including Bitcoin futures and ETFs, is subject to fluctuations in the value of Bitcoins. The value of Bitcoins is determined by the supply of and demand for Bitcoins in the global market for the trading of Bitcoins, which consists of transactions on Bitcoin Exchanges. Pricing on Bitcoin Exchanges and other venues can be volatile and can adversely affect the value of the Fund’s investments. Currently, there is relatively small use of Bitcoins in the retail and commercial marketplace in comparison to the relatively large use by speculators, thus contributing to price volatility that could adversely affect the Fund’s Bitcoin-related investments. Bitcoin transactions are irrevocable, and stolen or incorrectly transferred Bitcoins may be irretrievable. As a result, any incorrectly executed Bitcoin transactions could adversely affect the value of the Fund’s Bitcoin-related investments. Bitcoin is generally not subject to the same degree of regulation as are registered U.S. securities. The reporting, accounting and auditing standards for Bitcoin may differ from the standards for U.S. registered securities. Furthermore, countries, including the United States, may in the future curtail or outlaw the acquisition, use or redemption of Bitcoins.
As with any fund, there is no guarantee that the Fund will achieve its investment objective.
Interest Rate Risk
Interest rate risk is the risk that prices of fixed income securities generally increase when interest rates decline and decrease when interest rates increase. The Fund may lose money if short-term or long-term interest rates rise sharply or otherwise change in a manner not anticipated by the Adviser. There may be less governmental action in the future to maintain low interest rates. The negative impact on fixed income securities from the resulting rate increases for that and other reasons could be swift and significant.
Allocation Risk
The success of the Fund’s investment strategy depends on, among other things, the Adviser’s ability to select Alternative Beta Providers and Alternative Investment Strategies to implement the Fund’s investment objective and the Adviser’s success in allocating assets to those Alternative Beta Providers. The Fund’s Alternative Beta Strategies may underperform the market generally or underperform other investment managers that could have been selected for the Fund.
Sector Risk
Companies in similar businesses may be similarly affected by particular economic or market events, which may, in certain circumstances, cause the value of securities of all companies in a particular sector of the market to decrease.
Technology Securities Risk
Securities of technology companies may be subject to greater price volatility than securities of companies in other sectors. These securities may fall in and out of favor with investors rapidly, which may cause sudden selling and dramatically lower market prices. Technology securities also may be affected adversely by changes in technology, consumer and business purchasing patterns, government regulation and/or obsolete products or services.
High Portfolio Turnover Risk
Active and frequent trading of the Fund’s portfolio securities may result in increased transaction costs to the Fund, including brokerage commissions, dealer mark‑ups and other transaction costs, which could reduce the Fund’s return.
Liquidity Risk
Although the Fund will invest primarily in liquid, publicly traded securities, the Fund may make investments that may be illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value and more difficult to sell in response to redemption requests than liquid investments. If the Fund must sell illiquid or less liquid assets to meet redemption requests or other cash needs, it may be forced to sell at a loss.

Credit/Default Risk
An issuer or guarantor of fixed income securities or instruments held by the Fund may default on its obligation to pay interest and principal when due or default on any other obligation, which may impair the liquidity and value of the Fund’s investment. In addition, the Fund may incur expenses in an effort to protect the Fund’s interests or enforce its rights against an issuer, guarantor or counterparty or may be hindered or delayed in exercising these rights.
Currency Risk
The Fund’s returns may be adversely impacted by changes in currency exchange rates.
Custody Risk
The Fund invests in securities markets that are less developed than those in the U.S., which may expose the Fund to risks in the process of clearing and settling trades and the holding of securities by local banks, agents and depositories. The less developed a country’s securities market is, the greater the likelihood of custody problems.
Cyber Security and Operational Risk
The Fund and its service providers may experience disruptions that arise from breaches in cyber security, human error, processing and communications errors, counterparty or third-party errors, technology or systems failures, any of which may have an adverse impact on the Fund. Failures or breaches of the electronic systems of the Fund, the Fund’s adviser, distributor, and other service providers, or the issuers of securities in which the Fund invests have the ability to cause disruptions and negatively impact the Fund’s operations, potentially resulting in financial losses to the Fund and its shareholders.
Exchange-Traded Product Risk
The Fund may invest in long (or short) positions in ETFs, ETNs and other exchange traded vehicles (“ETVs” and collectively with ETFs and ETNs, “ETPs”). Through its positions in ETPs, the Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments held by an ETP could decrease (or increase), and will bear its proportionate share of the ETP’s fees and expenses. In addition, certain of the ETPs may hold common portfolio positions.
Foreign Investments and Emerging Markets Risk
The Fund may invest in the securities of non‑U.S. issuers, including those located in developing countries, which securities involve risks beyond those associated with investments in U.S. securities. These risks may relate to foreign political, social and economic matters, less developed markets, political immobility and less developed legal and accounting practices.
Hedging Transactions Risk
Hedging transactions may limit the opportunity for gain if the value of the portfolio position should increase. There can be no assurance that the Fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the Fund engages in will be successful. Moreover, it may not be possible for the Fund to enter into a hedging transaction at a price sufficient to protect its assets. The Fund may not anticipate a particular risk so as to hedge against it.
Highly Leveraged Transactions Risk
The loans or other debt instruments in which the Fund invests may include highly leveraged transactions whereby the borrower assumes large amounts of debt in order to have the financial resources to attempt to achieve its business objectives. Loans or other debt instruments that are part of highly leveraged transactions involve a greater risk (including default and bankruptcy) than other investments.
Investment in Other Investment Companies Risk
As with other investments, investments in other investment companies, including ETFs, are subject to market and manager risk. In addition, if the Fund acquires shares of investment companies, shareholders bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of the investment companies. The Fund may invest in money market mutual funds. An investment in a money market mutual fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market mutual funds that invest in U.S. government securities seek to preserve the value of the Fund’s investment at $1.00 per share, it is possible to lose money by investing in a stable NAV money market mutual fund. Moreover, SEC rules require prime money market mutual funds to use floating NAVs that do not preserve the value of the Fund’s investment at $1.00 per share.
Investment Style Risk
Different investment styles (e.g., “growth”, “value” or “quantitative”) tend to shift in and out of favor depending upon market and economic conditions and investor sentiment. The Fund employs various non‑traditional and alternative investment styles, and may outperform or underperform other funds that invest in similar asset classes but employ different investment styles.
Alternative Beta Strategies seek to generate returns through exposure to portfolios of risky assets that are selected based on non‑traditional criteria. These strategies may involve elevated risk insofar as they may not involve detailed, issuer-specific fundamental analysis. Alternative Beta Strategies may give the Fund exposure to individual issuers that face significant operational, financial, regulatory or other challenges.
Issuer Risk
An issuer in which the Fund invests or to which it has exposure may perform poorly, and the value of its loans or securities may therefore decline, which would negatively affect the Fund’s performance. Poor performance may be caused by poor management decisions, competitive pressures, breakthroughs in technology, reliance on suppliers, labor problems or shortages, corporate restructurings, fraudulent disclosures, natural disasters, the spread of infectious illness (including epidemics and pandemics) or other events, conditions or factors.
Leverage Risk
Leverage occurs when the Fund directly or indirectly increases its assets available for investment using borrowings, short sales, financial instruments, or similar instruments or techniques. The use of leverage may make any change in the Fund’s NAV greater than it otherwise would be and thus result in increased volatility of returns and the risk that the Fund will lose more than it has invested. Leverage can also create interest or other transactional expenses that may lower the Fund’s overall returns. The use of leverage may cause the Fund to liquidate portfolio positions at disadvantageous times in order to satisfy its obligations or to meet any asset segregation or position coverage requirements.
Limited Capacity Risk
Alternative investment strategies utilized by the Fund may have limited capacity, and the Adviser may not be able to allocate as much of the Fund’s assets to one or more alternative investment strategies as it desires. This capacity limitation may negatively impact the performance and portfolio composition of the Fund.

Model and Technology Risk
The Adviser and Alternative Beta Providers may use investment programs that are fundamentally dependent on proprietary or licensed technology through such manager’s use of, among other things, certain hardware, software, model-based strategies, data gathering systems, order execution, and trade allocation systems, and/or risk management systems. These strategies may not be successful on an ongoing basis or could contain errors, omissions, imperfections, or malfunctions. These errors may result in, among other things, execution and allocation failures and failures to properly gather and organize large amounts of data from third parties and other external sources.
Non‑Diversification Risk
The Fund is classified as a “non‑diversified” investment company, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. As a result, the Fund’s investment portfolio may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.
Non‑Investment Grade Fixed Income Securities Risk
Non‑investment grade fixed income securities and unrated securities of comparable credit quality (commonly known as “junk bonds”) are considered speculative and are subject to the increased risk of an issuer’s inability to meet principal and interest payment obligations, increased risk of price volatility, increased risk of illiquidity and other risks.
Prepayment Risk
The Fund faces prepayment risk with respect to certain fixed-income investments. When interest rates fall, certain fixed income obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields, potentially reducing overall Fund returns.
Regulatory Risk
Legal, tax, and regulatory developments may adversely affect the Fund. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds, their managers, and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund.
Rule 144A and Other Exempted Securities Risk
In the U.S. market, private placements are typically sold only to qualified institutional buyers, or qualified purchasers, as applicable. An insufficient number of buyers interested in purchasing private placements at a particular time could affect adversely the marketability of such investments and the Fund might be unable to dispose of them promptly or at reasonable prices, subjecting the Fund to liquidity risk.
Short Sales Risk
A short sale of a security involves the theoretical risk of unlimited loss because of increases in the market price of the security sold short. The Fund’s use of short sales, in certain circumstances, can result in significant losses.
Structured Products and Structured Notes Risk
A structured product may decline in value due to changes in the underlying instruments on which the product is based. The cash flow or rate of return on the underlying investments may be apportioned among the newly issued securities to create different investment characteristics, such as varying maturities, credit quality, payment priorities and interest rate provisions. The cash flow or rate of return on a structured investment may be determined by applying a multiplier to the rate of total return on the underlying investments or referenced indicator. Application of a multiplier is comparable to the use of financial leverage, a speculative technique.
Holders of structured products indirectly bear risks associated with the underlying investments, index or reference obligation, and are subject to counterparty risk. Structured products are generally privately offered and sold, and thus, are not registered under the securities laws. Certain structured products may be thinly traded or have a limited trading market and may have the effect of increasing the Fund’s illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities. Structured notes are derivative securities for which the amount of principal repayment and/or interest payments is based on the movement of one or more “factors.” Investments in structured notes involve risks including interest rate risk, credit risk and market risk. Where the Fund’s investments in structured notes are based upon the movement of one or more factors, depending on the factor used and the use of multipliers or deflators, changes in interest rates and movement of the factor may cause significant price fluctuations.
Subsidiary Risk
By investing in a Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund. The Subsidiary is not registered under the 1940 Act, and unless otherwise noted in this Prospectus, is not subject to all the investor protections of the 1940 Act. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or Subsidiary to continue to operate as it does currently and could adversely affect the Fund.
Swap Agreements Risk
In a typical swap transaction, two parties agree to exchange the return earned on a specified underlying reference for a fixed return or the return from another underlying reference during a specified period of time. Swaps may be difficult to value and may be illiquid. Swaps could result in Fund losses if the underlying asset or reference does not perform as anticipated. Swaps create significant investment leverage such that a relatively small price movement in a swap may result in immediate and substantial losses to the Fund. The Fund may only close out a swap with its particular counterparty, and may only transfer a position with the consent of that counterparty.
Certain swaps, such as short swap transactions and total return swaps, have the potential for unlimited losses, regardless of the size of the initial investment. Swaps can increase the Fund’s risk exposure to underlying references and their attendant risks, such as credit risk, market risk, foreign currency risk and interest rate risk, while also exposing the Fund to correlation risk, counterparty risk, hedging risk, inflation risk, leverage risk, liquidity risk, pricing risk and volatility risk.
Tax Risk
In order to qualify as a RIC, the Fund must meet certain requirements regarding the source of its income, the diversification of its assets and the distribution of its income. It appears to be the position of the Internal Revenue Service that gain realized on Bitcoin investments will not be qualifying income. The Fund’s investment in each Subsidiary is expected to provide the Fund with exposure to Bitcoin investments within the limitations of the Internal Revenue Code for qualification as a RIC because, under applicable tax rules, the income earned by each Subsidiary will flow out as qualifying income for the RIC even though the income would not be qualifying income if earned directly by the RIC. If the Fund were to fail to qualify as a RIC and became subject to federal income tax, shareholders of the Fund would be subject to diminished returns. Changes in the laws of the United States and/or the Cayman Islands could result in the inability of the Fund and/or a Subsidiary to operate as described in this Prospectus and the Statement of Additional Information and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax or withholding tax on the Subsidiaries. If Cayman Islands law changes such that the Subsidiaries must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
U.S. Government Securities Risk
The U.S. government may not provide financial support to U.S. government agencies, instrumentalities or sponsored enterprises that have issued debt securities that may be held by the Fund. Such issuers may not have the funds to meet their payment obligations in the future.
Valuation Risk
The sales price the Fund could receive for any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets, such as Bitcoin, or that are valued using a fair value methodology. Investors who purchase or redeem Fund shares on days when the Fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology. Bitcoin assets currently trade at a substantial premium to the net asset value of such assets. Shares that trade at a premium mean that an investor who purchases $1 of a portfolio will actually own less than $1 in assets.
An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.
PERFORMANCE INFORMATION
The Fund commenced operations on December 31, 2018. The bar chart and the Average Annual Total Returns table below provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance from year to year for the periods indicated and by showing how the Fund’s average annual returns compare with the returns of a blended index consisting of 60% of the BofA Merrill Lynch 3‑Month U.S. Treasury Bill Index and 40% of the S&P 500 Index. On September 1, 2021, the Fund changed its investment strategy from a strategy to invest at least 80% of its net assets (plus any borrowing for investment purposes) across a broad spectrum of real asset investments, including investments providing exposure to such instruments, to its current investment strategy. The performance shown below prior to that date represents performance of the Fund’s prior investment strategy.
Past performance assumes the reinvestment of all dividend income and capital gains distributions. After‑tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. In some cases, the return after taxes on distributions and sale of Fund shares may exceed the return after taxes on distributions due to an assumed benefit from any losses on a sale of Fund shares at the end of the measurement period. Actual after‑tax returns depend on an investor’s tax situation and may differ from those shown. After‑tax returns shown are not relevant to investors that are tax‑exempt or hold their Fund shares through tax‑advantaged arrangements, such as 401(k) plans or individual retirement accounts. After‑tax returns are shown for Class I only. After‑tax returns for other classes will vary. The Fund’s current performance for the most recent month end can be obtained by calling 1‑877‑628‑8575 or by visiting the Fund’s website at www.fsivnestments.com. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Average Annual Total Returns Periods Ending December 31, 2020	1 Year	Annualized Since Inception
CLASS I
Return Before Taxes	8.07%	9.10%
Return After Taxes on Distributions	6.73%	7.01%
Return After Taxes on Distributions and Sale of Fund Shares	5.81%	6.28%
Blended Benchmark*	8.93%	11.65%
60% BAML 3 Month T Bill, 40% S&P 500	8.98%	11.10%

CLASS A
Return Before Taxes	1.46%	5.60%
Blended Benchmark*	8.93%	11.65%
60% BAML 3 Month T Bill, 40% S&P 500	8.98%	11.10%

*
Effective September 1, 2021, the Fund changed its benchmark to a blended benchmark (the “Blended Benchmark”) comprised of 35% MSCI ACWI Net Return Index, 32.5% Bloomberg Commodity Total Return Index and 32.5% Bloomberg US Treasury Inflation-Linked Bond Index. The Adviser believes the Blended Benchmark is more appropriate in light of the Fund’s current investment strategy.

Best Quarter: Q2 2020: +11.20%
Worst Quarter: Q1 2020 = ‑16.37%
The MSCI ACWI Net Return Index is designed to represent performance of the full opportunity set of large and mid‑cap stocks across 23 developed and 27 emerging markets.
The Bloomberg Commodity Total Return Index reflects commodity futures price movements.
The Bloomberg US Treasury Inflation-Linked Bond Index measures the performance of the US Treasury Inflation Protected Securities (TIPS) market.
The BofA Merrill Lynch 3‑Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a month. At the end of the month, that issue is sold and rolled into a newly selected issue.
The S&P 500 Index is a benchmark of large‑cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available market capitalization.

MANAGEMENT
Investment Adviser: FS Fund Advisor, LLC
Investment Co‑Adviser: Chiron Investment Management, LLC
Portfolio Managers

Name	Portfolio Manager	Title
Scott Burr	2018	Investment Management Portfolio Manager, FS Investments
Brian Cho	2021	Portfolio Manager, Chiron Investment Management
Peter Bianco	2021	Portfolio Manager, Chiron Investment Management
PURCHASE AND SALE OF FUND SHARES
You may purchase or redeem shares of the Fund each day that the New York Stock Exchange, Inc. (“NYSE”) is open. To purchase or redeem shares you should contact your financial intermediary, or, if you hold your shares through the Fund, you should contact the Fund by phone at 1‑877‑628‑8575 or by mail at 201 Rouse Boulevard, Philadelphia, PA 19112.
The Fund’s initial and subsequent investment minimums generally are as follows:

	Class A Shares	Class I Shares
Minimum Initial Investment	$2,500	$1,000,000
Minimum Subsequent Investment	$100	$0
The Fund, the Adviser, or the Fund’s distributor, ALPS Distributors, Inc. (“Distributor”), may waive the investment minimum requirements for any share class from time to time in their sole discretion.
Financial intermediaries and other retirement plans may impose additional minimum initial and subsequent investment amounts, which may be higher than those imposed by the Fund. Contact the Fund, your financial intermediary or retirement plan for further information.
TAX INFORMATION
The Fund’s distributions are generally taxable to you at ordinary income or capital gain tax rates, or the rates applicable to Section 199A dividends, unless you are exempt from income tax or investing through an IRA, 401(k) plan, or other tax‑advantaged arrangement. Any withdrawals made from such a tax‑advantaged arrangement may be taxable to you.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
If you purchase Class A Shares through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment or to recommend one share class over another. Ask your salesperson or visit your financial intermediary’s website for more information.

4.
The section entitled “Additional Information About the Funds – Principal Strategies of the Funds – Principal Strategies – FS Real Asset Fund” beginning on page 77 of the Prospectus is deleted in its entirety and replaced with the following:

Under normal circumstances, the Fund will invest at least 80% of its net assets (including any borrowings for investment purposes) in ‘real assets’ and securities of companies that derive a significant portion of their profits and revenues from, real assets and activities related to real assets.

Real assets are defined broadly by the Fund and are considered to include any assets that have physical properties, such as energy and natural resources, real estate, basic materials, equipment, utilities and infrastructure and commodities. Real assets may also include select digital assets with storage of value characteristics and/or that contain digital infrastructure properties. Real asset securities may also include: i) companies that are directly involved in real asset activities (such as logistics, data centers, communication towers, life sciences office and lab space, cold storage and renewable power, among others); and ii) inflation-indexed securities that can generate returns in inflationary environments.
A majority of the Fund’s assets will typically be invested in common stocks and the Fund’s goal is to hold a portfolio of securities and other investments that, over time, seek to provide protection against the impact of inflation. In selecting investments, the Adviser seeks sectors in equity markets across the globe that are expected to outperform the overall equity market during periods of high or rising inflation.
The Fund utilizes a “quantamental” approach, which combines quantitative and fundamental research. The quantitative process identifies opportunities for growth with the fundamental approach identifying changes not captured by the quantitative research, such as regulatory environment and industry dynamics. As markets are not static and go through various stages, the Fund seeks to identify the current stage in each market in which it invests and makes investment decisions accordingly, in order to capitalize on the underlying factors driving that particular market stage. The Fund aims to reduce volatility and risk through diversifying its investment choices across a range of industries.
Companies involved in activities related to real assets may produce cash flows and subsequent valuations that increase when the overall price level in the economy is rising. The Fund may also seek companies whose revenue and earnings are expected to rise if the prices of certain real assets rise during a period of general inflation.
The Fund may invest in securities issued by companies of any market capitalization, as well REITs.
The Fund may invest up to 15% of its total assets to indirectly gain exposure to Bitcoin or other digital assets, ETFs that provide exposure to Bitcoin or Bitcoin futures contracts. For purposes of this 15% limit, these investments are measured at notional value.
There is no limit on the amount of the Fund’s exposures to any one or more specific sectors, and the Fund may at times have significant exposure to a single real asset sector (up to 100% of the Fund’s non‑cash related exposure). The Fund may invest without limit in investments tied to any one or more foreign countries, including emerging market countries, and investments denominated in foreign currencies.
FS and Chiron may allocate a portion of the assets of the Fund among one or more Alternative Beta Providers that offer the Fund exposure to the returns of Alternative Beta Strategies. The Adviser may also manage all or a portion of the Fund’s assets directly.
If the Fund obtains its real asset exposures through futures contracts and other derivatives not requiring significant investments of the Fund’s cash, the Fund would have free cash available to invest in other assets. The Fund currently expects that those other investments will comprise principally fixed-income investments. It is possible that the Fund might lose money on both its real asset exposures and on its fixed-income investments.
The Fund may invest directly in debt instruments. Under normal circumstances, the Fund’s portfolio of fixed income investments is expected to include primarily fixed income and other income-producing instruments rated investment grade and unrated securities considered by the Adviser to be of comparable credit quality. The Fund may, however, invest in fixed income and other income producing instruments rated below investment grade (known as “junk bonds”) and those that are unrated but determined by the Adviser to be of comparable credit quality.

Except as expressly prohibited by the Fund’s Prospectus or its Statement of Additional Information, the Fund may make any investment or use any investment strategy consistent with applicable law but will not make any investment with a risk that is not disclosed in the Prospectus or Statement of Additional Information. The Fund may invest in private placements and may engage in short sales, either to earn additional return or to hedge existing investments.
The Fund may enter into derivatives transactions of any kind for hedging purposes or otherwise to gain, or reduce, long or short exposure to one or more asset classes or issuers. The Fund may use derivatives transactions with the purpose or effect of creating investment leverage.
The Fund may invest in a variety of instruments, such as total and excess return swaps (which are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets of the underlying contract), exchange traded products, including ETFs, common or preferred stocks of subsidiaries of the Fund that invest directly or indirectly in commodities, and other investments intended to provide long or short exposure to one or more commodities.
The Fund expects that many of the instruments in which it will invest will involve leverage.
The Fund may make investments through one or more Subsidiaries and may invest up to 25% of its total assets in the Subsidiaries.
The Adviser may engage in active and frequent trading of the Fund’s portfolio investments. Any percentage limitation and requirement as to investments will apply only at the time of an investment to which the limitation or requirement is applicable and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment. Accordingly, any later increase or decrease resulting from a change in values, net assets or other circumstances will not be considered in determining whether any investment complies with the Fund’s limitation or requirement, except as otherwise provided herein. Portfolio investments may be sold at any time. By way of example, sales may occur when the Fund’s portfolio manager determines to take advantage of what the portfolio manager considers to be a better investment opportunity, when the portfolio manager believes the portfolio investments no longer represent relatively attractive investment opportunities, when the portfolio manager perceives deterioration in the credit fundamentals of the issuer, or when the individual security has reached the portfolio manager’s sell target.
Although a portion of the Fund’s assets may be invested in instruments the performance of which is based on an index, the Fund’s overall portfolio is not designed to replicate the performance of any index. The Fund’s performance will deviate, potentially significantly, from the performance of any index used by the Fund. The Fund retains the flexibility to allocate as little as none or as much as all of its capital to particular Alternative Beta Providers. The Fund is considered non‑diversified, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.

5.	The following disclosure is added to the section entitled “Additional Description of the Principal Risks of the Funds” beginning on page 80 of the Prospectus:
Bitcoin Risk (Principal Risk for the FS Chiron Real Asset Fund)
The value of the Fund’s investments in bitcoin or other cryptocurrencies directly or indirectly through its Subsidiaries is subject to fluctuations in the value of bitcoins or other cryptocurrencies. The value of bitcoins is determined by the supply of and demand for bitcoins in the global market for the trading of bitcoins, which consist of transactions on Bitcoin Exchanges. Pricing on Bitcoin Exchanges and other venues can be volatile and can adversely affect the value of bitcoin. Currently, there is a relatively small use of bitcoins in the retail and commercial marketplace in comparison to the relatively large use of bitcoins by speculators, thus contributing to price volatility that could adversely affect the Fund’s investment in bitcoin. Bitcoin transactions are irrevocable, and stolen or incorrectly transferred bitcoins may be irretrievable. As a result, any incorrectly executed bitcoin transactions could adversely affect the value of the Fund’s investments in bitcoin.
Bitcoin is generally not subject to the same degree of regulation as are registered U.S. securities. The reporting, accounting and auditing standards for Bitcoin may differ from the standards for registered U.S. securities. Furthermore, countries, including the U.S., may in the future curtail or outlaw the acquisition, use or redemption of Bitcoins.
Bitcoin Futures Contract Risk (Principal Risk for the FS Chiron Real Asset Fund)
Bitcoin futures contracts involve the risk that changes in their value may not move as expected relative to changes in the value of bitcoin as the underlying reference asset. Futures contracts exhibit “futures basis.” A negative futures basis exists when cash-settled bitcoin futures contracts generally trade at a premium to the current market value of bitcoin. If a negative futures basis exists, the Fund’s investments in bitcoin futures contracts will generally underperform a direct investment in bitcoin, possibly substantially and for extended periods of time. There can also be no guarantee that there will be a correlation between price movements in bitcoin futures contracts and in the price of bitcoin.
The underlying cash or spot markets for bitcoin are generally not regulated by the SEC or the CFTC. Underlying bitcoin markets may not be subject to registration, licensing or fitness requirements, audit trail or trade reporting rules, market integrity rules, wash sale, spoofing or other anti-fraud rules, disaster recovery or cybersecurity requirements, surveillance requirements, or anti-money laundering rules that are as stringent as those to which national securities exchanges and futures exchanges are subject. Because of these factors, bitcoin markets may be more susceptible to fraud and manipulation, which could adversely affect the price of bitcoin and thereby the Fund’s investment in bitcoin futures.
The use of bitcoin futures contracts also involves risks that are in addition to, and potentially greater than, the risks of investing directly in securities and other more traditional assets, and may be considered a speculative investment. Bitcoin futures contracts involve inherent leverage, and a purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. The Fund incurs costs in connection with opening and closing futures contracts, and there can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract. For example, futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit (which may prevent the Fund from rebalancing its futures contracts on that day). The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. The Fund would remain obligated to meet collateral requirements until the position is closed.
When a bitcoin futures contract is nearing expiration, the Fund will generally sell it and use the proceeds to buy a bitcoin futures contract with a later expiration date. This is commonly referred to as “rolling”. Historically, bitcoin futures contracts with a longer term to expiration have been priced higher than futures contracts with a shorter term to expiration, a relationship called “contango.” When rolling futures contracts are in contango, the Fund may sell the expiring bitcoin futures at a lower price and buy a longer-dated bitcoin futures at a higher price, resulting in a negative roll yield (i.e., a loss to the Fund). Bitcoin futures contracts roll on a monthly basis, unlike many futures contracts that roll on a quarterly basis, which combined with the relatively small size of the bitcoin futures market, may cause the Fund may experience significantly higher trading costs in connection with rolling its futures contracts than similar funds that invest in some other types of futures contracts. In addition, bitcoin futures contracts may experience high price volatility. Exchange-specified collateral requirements for bitcoin futures contracts is substantially higher than for most other futures contracts, and may be set as a percentage of the value of the contract, which means that collateral requirements for long positions can increase if the price of the contract rises. In addition, futures commission merchants (“FCMs”) may require collateral beyond the exchange’s minimum requirement. If the Fund cannot obtain sufficient exposure through its FCMs, the Fund may not be able to achieve its investment objective.
The market for the bitcoin futures contracts held by the Fund is still developing and may be subject to periods of illiquidity. During such times, it may be difficult or impossible to buy or sell a position at the desired price. Market disruptions or volatility can also make it difficult to find a counterparty willing to transact at a reasonable price and sufficient size. The Fund may experience losses, which could be significant, if it is not able to close out a futures position due to a lack of liquidity. There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract.
The Fund’s use of bitcoin futures contracts is subject to special tax rules, which could affect the amount, timing and character of distributions to shareholders.
When the Fund enters into bitcoin futures transactions, it will be required to post collateral, or “initial margin,” to secure its payment obligations. As the bitcoin futures contract is marked‑to‑market (that is, its value is adjusted to reflect changes in its market value), the Fund will be required to pay or will receive collateral, called “variation margin,” periodically during the term of the bitcoin futures contract depending on changes in value of the contract. In connection with entering into bitcoin futures transactions, the Fund (through its Subsidiary) will post collateral directly to an FCM, which will typically deposit all or a portion of that collateral to a clearinghouse. All bitcoin futures contracts in which the Fund invests are effected by an FCM through a clearinghouse associated with the exchange on which the contracts are traded. The collateral maintained by these FCMs is not subject to the regulatory protections provided by bank custody arrangements commonly employed by investment companies. Collateral posted by the Fund to an FCM is exposed to the credit risk and fraud risk of that FCM. There is no limit on the amount of collateral that the Fund may be required to post directly to any particular FCM. As a result, at any time the Fund may have substantial credit exposure to one or more FCMs and clearinghouses.
In the event of the insolvency or liquidation of an FCM to whom the Fund has posted collateral, the Fund is likely to experience substantial delays in recovering its collateral, or it may not be able to recover it at all. Any inability or unwillingness of an FCM to meet its obligation to return collateral to the Fund, including by reason of insolvency or liquidation, or any improper activity involving such FCM, would likely result in a substantial loss to the Fund. If the Fund’s FCM becomes bankrupt or insolvent, or otherwise defaults on its obligations to the Fund, the Fund may not receive all amounts owed to it in respect of its trading, despite the clearinghouse fully discharging all of its obligations. The CEA requires an FCM to segregate all funds received from its customers with respect to cleared futures transactions from such FCM’s proprietary funds. If an FCM were not to do so to the full extent required by law, the assets of an account might not be fully protected in the event of the bankruptcy of an FCM. Furthermore, in the event of an FCM’s bankruptcy, the Fund would be limited to recovering only a pro rata share of all available funds segregated on behalf of an FCM’s combined customer accounts, even though certain property specifically traceable to the Fund (for example, U.S. Treasury bills deposited by the Fund) may be held by the FCM. FCM bankruptcies have occurred in which customers were unable to recover from the FCM’s estate the full amount of their funds owed and on deposit with such FCM. Such situations could arise due to various factors, or a combination of factors, including inadequate FCM capitalization, inadequate controls on customer trading and inadequate customer capital.
Credit risk of market participants with respect to futures contracts is concentrated in a few clearinghouses, and it is not clear how an insolvency proceeding of a clearinghouse would be conducted or what impact an insolvency of a clearinghouse would have on the financial system. In the event of the bankruptcy or insolvency of a clearinghouse, the Fund might experience a loss of funds deposited through its FCM as collateral with the clearinghouse, a loss of unrealized profits on its open positions and the loss of funds owed to it as realized profits on closed positions. Such a bankruptcy or insolvency might also cause a substantial delay before the Fund could obtain the return of funds owed to it by an FCM who was a member of such clearinghouse.
Government regulation in the U.S. and various other jurisdictions of derivative instruments may restrict the Fund’s ability to engage in, or increase the cost to the Fund of futures transactions, for example, by making futures contracts no longer available to the Fund, increasing margin or capital requirements, or otherwise limiting liquidity or increasing transaction costs. For example, the Fund’s investments in futures contracts will be treated as “derivatives” under Rule 18f‑4. Pursuant to Rule 18f‑4, the Trust will adopt and implement a derivatives risk management program to govern its use of derivatives, and the Fund’s derivatives exposure (including its use of futures contracts) will be limited through a VaR test. Rule 18f‑4 may restrict the Fund’s ability to engage in certain derivatives transactions and/or increase the costs of such derivatives transactions, which could adversely affect the value or performance of the Fund.
The NAV of the Fund includes, in part, any unrealized profits or losses on an open bitcoin futures contract. The Fund’s investments may be fair valued. Due to the potential for trading halts with respect to bitcoin futures contracts (including as a result of forks or the triggering of the futures exchange circuit breaker), as well as bitcoin’s historically higher volatility relative to traditional asset classes, the likelihood of such a fair value determination may be higher in the case of the Fund than for similar funds that do not invest in bitcoin futures contracts. The fair value of an investment determined by the Adviser may be different from other value determinations of the same investment.
Sector Risk (Principal Risk for the FS Chiron Real Asset Fund)
Sector Risk is the risk that companies in similar businesses may be similarly affected by particular economic or market events, which may in certain circumstances, cause the value of securities of all companies in a particular sector to decrease.
Technology Sector Risk. Investments in technology securities involve special risk considerations. Technology companies may produce or use products or services that prove commercially unsuccessful, become obsolete or become adversely impacted by government regulation. Competitive pressures in the technology industry, both domestically and internationally, may affect negatively the financial condition of technology companies, and a substantial investment in technology securities may subject the Fund to more volatile price movements than a more diversified portfolio of securities. In certain circumstances, technology securities may experience significant price movements caused by disproportionate investor optimism or pessimism with little or no basis in fundamental economic conditions. Technology companies may have limited product lines, markets, financial resources or personnel. The products of technology companies may face obsolescence due to rapid technological developments, frequent and new product introduction, unpredictable changes in growth rates and competition for the services of qualified personnel. In addition to the foregoing risks, technology companies operating in the health sciences and healthcare sector may be subject to product liability litigation. As a result of these and other reasons, investments in the technology industry can experience sudden and rapid appreciation and depreciation.

6.	The following is added as the first paragraph under the section entitled “Additional Description of the Principal Risks of the Funds – Tax Risk” beginning on page 102 of the Prospectus:
To qualify as a RIC, the Funds must, among other things, derive at least 90% of their gross income for each taxable year from sources treated as “qualifying income” under Subchapter M. With respect to the FS Chiron Real Asset Fund, although qualifying income does not include income derived directly from commodities – the IRS has issued guidance that Bitcoin is to be treated for federal income tax purposes as “property,” which thus could be considered a commodity, and the Fund, therefore will restrict its gross income from direct investments therein to a maximum of 10% of its gross income for each taxable year — the Fund’s investments in bitcoin directly or indirectly through the Subsidiaries is expected to provide the Fund with exposure to the bitcoin within the limitations of the federal tax requirements of Subchapter M.

7.	The section entitled “Additional Description of the Principal Risks of the Funds – Valuation Risk” on page 103 of the Prospectus is deleted in its entirety and replaced with the following:
Valuation Risk (Principal Risk for all Funds)
Many factors may influence the price at which the Funds could sell any particular portfolio investment. The sales price may well differ — higher or lower — from the Funds’ last valuation, and such differences could be significant, particularly for securities or other investments (such as Bitcoin with respect to the FS Chiron Real Asset Fund), that are illiquid or trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Funds may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem Fund shares on days when a Fund is holding fair-valued securities may receive fewer or more, or lower or higher redemption proceeds, than they would have received if the Fund had not fair-valued the security or had used a different valuation methodology. The value of foreign securities, certain fixed income securities and currencies, as applicable, may be materially affected by events after the close of the market on which they are valued, but before a Fund determines its NAV.

8.	The section entitled “Additional Description of the Principal Risks of the Funds – Volatility Risk” on page 103 of the Prospectus is deleted in its entirety and replaced with the following:
Volatility Risk (Principal Risk for all Funds)
A Fund may have investments, including but not limited to Bitcoin with respect to the FS Chiron Real Asset Fund, that appreciate or decrease significantly in value over short periods of time. This may cause a Fund’s NAV per share to experience significant increases or declines in value over short periods of time, however, all investments long- or short-term are subject to risk of loss.

9.
The third paragraph under the section entitled “Management of the Funds – Investment Adviser, Primary Sub‑Adviser and Advisory Arrangements – Investment Adviser” on page 109 of the Prospectus is deleted in its entirety and replaced with the following:

As compensation for its services and its assumption of certain expenses, each Fund pays FS Fund Advisor, LLC a management fee equal to the percentages of each Fund’s average daily net assets as set forth in the table below. The fees are calculated daily and paid quarterly. FS Fund Advisor, LLC may voluntarily waive any portion of its advisory fees from time to time.

Fund	Contractual Management Fee Rate
FS FS Multi-Strategy Alternatives Fund	1.25%
FS FS Managed Futures Fund	1.15%
FS FS Alternative Income Opportunities Fund	1.15%
FS FS Chiron Real Asset Fund	0.95	%(1)
FS FS Long/Short Equity Fund	1.10%

(1)	Prior to September 1, 2021, the Fund’s contractual management fee rate was 1.15%.

10.
The last paragraph under the section entitled “Management of the Funds – Investment Adviser, Primary Sub‑Adviser and Advisory Arrangements – Investment Adviser” on page 109 of the Prospectus is deleted in its entirety and replaced with the following:

For all of the Funds other than FS Multi-Strategy Alternatives Fund, FS Alternative Income Opportunities Fund and FS Chiron Real Asset Fund, the Adviser is responsible for allocating assets (i) among Alternative Beta Providers, and (ii) in the case of Alternative Beta Providers that offer more than one investment strategy, among strategies managed by individual Alternative Beta Providers. The Adviser also has authority to manage all or a portion of a Fund’s assets directly on a discretionary basis. As of the date of this Prospectus, for all of the Funds other than FS Multi-Strategy Alternatives Fund, the Adviser has contractually agreed to a management fee waiver, as detailed under “Fee Waivers and Expense Limitations” below.

11.	The following disclosure is added to the section entitled “Management of the Funds – Investment Adviser, Primary Sub‑Adviser and Advisory Arrangements” beginning on page 108 of the Prospectus:
Co‑Advisory Arrangement – FS Chiron Real Asset Fund
Chiron Investment Management, LLC (“Chiron”) serves as investment co‑adviser to the FS Chiron Real Asset Fund. Chiron was initially formed in July 2015 as a boutique investment management firm focused on managing multi-asset class investment strategies with a “quantamental” approach: a quantitative base with a fundamental active management overlay. As a result of the acquisition of Chiron by FS in March of 2020, Chiron is a wholly-owned subsidiary of FS. Chiron is registered as an investment adviser with the SEC and its principal office is located at 10 East 53rd Street, New York, New York 10022. Chiron had approximately $1.6 billion in assets under management as of June 30, 2021.
Chiron provides day to day advice or management regarding FS Chiron Real Asset Fund’s portfolio transactions. Chiron also makes investment decisions for the Fund’s assets allocated to it and places purchase and sale orders for the Fund’s portfolio transactions in the United States and foreign markets. As permitted by applicable law, these orders may be directed to any executing brokers, dealers, futures commission merchants or clearing brokers. Chiron may be able to draw upon the research and expertise of its asset management affiliates for portfolio decisions and management.
As compensation for its co‑advisory services to the Fund, FS pays Chiron a co‑advisory fee that is accrued daily and payable quarterly. The co‑advisory fee is calculated at an annual rate of 0.475% of the average daily net assets of the portion of the Fund allocated to Chiron.

12.
The first paragraph under the section entitled “Management of the Funds – Investment Adviser, Primary Sub‑Adviser and Advisory Arrangements – Advisory Agreements” beginning on page 110 of the Prospectus is deleted in its entirety and replaced with the following:

FS serves as adviser to the Funds pursuant to an Investment Advisory Agreement with each Fund (each, an “Advisory Agreement, and collectively the “Advisory Agreements”). The basis for the Trustees’ approval of the Advisory Agreements as well as the renewal of the sub‑advisory agreement with Wilshire, the sub‑advisory agreements with each Underlying Manager and the sub‑advisory agreement with MidOcean Credit Partners (each a “Sub‑Advisory Agreement” and collectively, the “Sub‑Advisory Agreements”) will be available in the Funds’ semi-annual report to shareholders dated June 30, 2021. The basis for the Trustees’ approval of FS Chiron Real Asset Fund’s co‑advisory agreement with Chiron (the “Co‑Advisory Agreement”) will be available in the Trust’s annual report to shareholders dated December 31, 2021. You can request the Funds’ annual or semiannual reports (as they become available), free of charge, by contacting your plan sponsor, broker-dealer, or financial intermediary, or by contacting a Fund representative at 1‑877‑628‑8575. The reports will also be available, free of charge, at www.fsinvestments.com.

13.
The section entitled “Investment Adviser, Primary Sub‑Adviser and Advisory Arrangements – Fee Waivers and Expense Limitations” beginning on page 111 of the Prospectus is deleted in its entirety and replaced with the following:

With the exception of FS Multi-Strategy Alternatives Fund, FS Long/Short Equity Fund, and FS Chiron Real Asset Fund, the Adviser has contractually agreed to waive its management fee for each Fund until June 30, 2021. With respect to FS Long/Short Equity Fund, the Adviser has contractually agreed to waive a portion of its management fee for the Fund so that the fee received equals 0.60% of the Fund’s average daily net assets until the earlier of (i) December 31, 2021 or (ii) the date on which gross proceeds that have been received by the Fund from investors, in the aggregate, exceed $150 million. With respect to the FS Chiron Real Asset Fund, the Adviser has contractually agreed to waive its management fee for the Fund until September 30, 2021.
The Adviser has also entered into Expense Limitation Agreements with each Fund under which it has agreed to waive or reduce its fees and to assume other expenses of the Funds, if necessary, in an amount that limits “Total Annual Fund Operating Expenses” (exclusive of management fees, distribution or servicing fees, interest, taxes, brokerage fees and commissions, dividends and interest paid on short positions, acquired fund fees and expenses and extraordinary expenses (as determined in the sole discretion of the Adviser)) to no more than 0.25 percent of the average daily net assets for each Fund until at least April 30, 2022 (or September 1, 2022 with respect to the FS Chiron Real Asset Fund). Each Fund may terminate its respective Expense Limitation Agreement at any time. Each Expense Limitation Agreement permits the Adviser to recoup waived or reimbursed amounts within the three-year period from the date of the waiver after the Adviser bears the expense, provided total expenses, including such recoupment, do not exceed the annual expense limit in effect at the time of such waiver/reimbursement or recoupment.

14.	The section entitled “Portfolio Managers – All Funds (Other than the FS Multi-Strategy Alternatives Fund)” on page 112 of the Prospectus is deleted in its entirety and replaced with the following:
All Funds (Other than the FS Multi-Strategy Alternatives Fund and FS Chiron Real Asset Fund)
The individuals named below have joint and primary responsibility for the day‑to‑day management of all of the Funds (other than FS Multi-Strategy Alternatives Fund and the FS Chiron Real Asset Fund).

Name	Portfolio Manager of the Funds Since	Title and Recent Biography
Michael Kelly	2018	2017 – Present: President & Chief Investment Officer, FS Investments
		2015 – 2017: Executive Vice President & Chief Investment Officer, FS Investments
		2012 – 2014: Chief Executive Officer, ORIX USA Asset Management

Scott Burr	2018	2017 – Present: Investment Management Portfolio Manager, FS Investments
		2015 – 2017: Principal, Investcorp International Inc.
		2011 – 2015: Head of Algorithmic Strategies, Ramius Alternative Solutions LLC

FS Chiron Real Asset Fund
The individuals named below have joint and primary responsibility for the day‑to‑day management of all of FS Chiron Real Asset Fund.

Name	Portfolio Manager of the Funds Since	Title and Recent Biography
Scott Burr	2018	2017 – Present: Investment Management Portfolio Manager, FS Investments
		2015 – 2017: Principal, Investcorp International Inc.
		2011 – 2015: Head of Algorithmic Strategies, Ramius Alternative Solutions LLC

Brian Cho	2021	2015 – Present: Head of Quantitative Research, Portfolio Manager, Chiron
		2003 – 2015: Co‑founder, Partner, Director, Empirical Research Partners, LLC

Peter Bianco	2021	2021 – Present: Portfolio Manager, Chiron 2015 – Present: Head of Trading, Chiron
		2011 – 2015: Head of Trading, Caxton Associates

15.	The second paragraph under the section entitled “Conflicts of Interest” on page 113 of the Prospectus is deleted in its entirety and replaced with the following:
Additionally, Wilshire, MidOcean Credit Partners, Chiron and the Underlying Managers will have conflicts of interest which could interfere with their management of the FS Multi-Strategy Alternatives Fund’s, FS Alternative Income Opportunities Fund’s and FS Chiron Real Asset Fund’s assets. For example, Wilshire, MidOcean Credit Partners, Chiron and the Underlying Managers (or their affiliates) manage other investment funds and/or accounts and have other clients that are similar to, or overlap with, the investment objective and strategy of the FS Multi-Strategy Alternatives Fund, FS Alternative Income Opportunities Fund and the FS Chiron Real Asset Fund, respectively, creating potential conflicts of interest in investment decisions regarding investments that may be appropriate for such Funds and the Adviser’s, Wilshire’s, MidOcean Credit Partners’, Chiron’s or Underlying Managers’ other clients. These conflicts of interest are exacerbated to the extent that Wilshire’s, MidOcean Credit Partner’s, Chiron’s or the Underlying Managers’ other clients pay them higher fees or performance-based fees. The portfolio compositions and performance results will differ across each Fund and other such funds and/or accounts. In addition, the activities in which Wilshire, MidOcean Credit Partners, Chiron or Underlying Managers and their affiliates are involved may limit or preclude the flexibility that the FS Multi-Strategy Alternatives Fund, FS Alternative Income Opportunities Fund or FS Chiron Real Asset Fund may otherwise have to participate in certain investments.
Please retain this Supplement with your Prospectus for future reference.

FS SERIES TRUST

FS REAL ASSET FUND

Supplement dated September 1, 2021 to the

Statement of Additional Information, dated April 30, 2021

This supplement contains information which amends, supplements or modifies certain information contained in the Statement of Additional Information of FS Real Asset Fund (the “Fund”), dated April 30, 2021 (as may be supplemented and amended, the “SAI”). Capitalized terms used in this supplement have the same meanings as in the SAI, unless otherwise stated herein.

You should carefully consider the “Additional Information about the Fund—Additional Description of the Principal Risks of the Fund” beginning on page 80 of the statutory Prospectus before you decide to invest in the Fund’s Shares.

The Board of Trustees of FS Series Trust has approved the following changes with respect to the Fund: (1) a change in the Fund’s name to FS Chiron Real Asset Fund; (2) the addition of Chiron Investment Management, LLC as a co-adviser to the Fund and related portfolio manager changes; (3) a reduction in the Fund’s management fee from 1.15% to 0.95%; and (4) changes to the Fund’s principal investment strategy. The changes are effective as of September 1, 2021. Accordingly, the following changes are made to the SAI, effective as of September 1, 2021:

1.	All references to the FS Real Asset Fund in the SAI are deleted and replaced with references to FS Chiron Real Asset Fund.

2.	All references to Michael Kelly as a portfolio manager to the Fund in the SAI are deleted.

3.	The following disclosure is added to the section entitled “Additional Information on Investment Techniques and Related Risks” beginning on page 4 of the SAI:

Bitcoin

The FS Chiron Real Asset Fund may invest in bitcoin, bitcoin futures contracts and other cryptocurrency investments. Bitcoin is a decentralized digital currency that enables instant transfers to anyone, anywhere in the world. Managing transactions in bitcoins occurs via an open source, cryptographic protocol central authority. The Bitcoin Network is an online, end-user-to-end-user network that hosts the public transaction ledger, known as the Blockchain, and the source code that comprises the basis for the cryptographic and algorithmic protocols governing the Bitcoin Network. No single entity owns or operates the Bitcoin Network, the infrastructure of which is collectively maintained by a decentralized user base. As the Bitcoin Network is decentralized, it does not rely on either governmental authorities or financial institutions to create, transmit or determine the value of bitcoins. Rather, the value of bitcoins is determined by the supply of and demand for bitcoins in the global bitcoin exchange market for the trading of bitcoins, which consists of transactions on electronic bitcoin exchanges (“Bitcoin Exchanges”). The price of bitcoins is set in transfers by mutual agreement or barter as well as the number of merchants that accept bitcoins. Because bitcoins are digital files that can be transferred without the involvement of intermediaries or third parties, there are little or no transaction costs in direct end-user-to-end-user transactions. Bitcoins can be used to pay for goods and services or can be converted to fiat currencies, such as the U.S. dollar, at rates determined by the Bitcoin Exchanges. Additionally, third party service providers such as Bitcoin Exchanges are also used for transfers but they may charge significant fees for processing transactions.

The SEC has not asserted regulatory authority over Bitcoin or trading or ownership of Bitcoin and has not expressed the view that Bitcoin should be classified or treated as a security for purposes of U.S. federal securities laws. In fact, senior members of the staff of the SEC have expressed the view that Bitcoin is not a security under the federal securities laws. However, the SEC has commented on Bitcoin and Bitcoin-related market developments and has taken action against investment schemes involving Bitcoin. For example, in the SEC’s recent review of proposed rule changes to list and trade shares of certain Bitcoin-related investment vehicles on public markets, they have stated that the Bitcoin markets are not properly regulated. The SEC asserts that this results in the public markets’ inability to enter into surveillance-sharing agreements that help address concerns regarding fraudulent or manipulative acts and practices. If the SEC were to determine that Bitcoin is a security, the Fund and the Adviser would be subject to additional regulatory and compliance requirements under U.S. federal securities laws.

The CFTC treats Bitcoin and other digital currencies as “commodities” under the CEA, thereby asserting jurisdiction over futures, swaps, and other CFTC-regulated derivatives that reference digital currencies. The CFTC has not, to date, taken the view that Bitcoin is a “commodity interest,” which is defined under the CEA to include futures, swaps, and other derivatives based on commodities. Commodity interests are subject to CFTC regulation and thus, if Bitcoin were to be deemed a commodity interest by the CFTC, the Fund and the Adviser would be subject to additional regulatory and compliance requirements under the CEA and CFTC regulations.

Various foreign jurisdictions may, in the near future, adopt laws, regulations or directives that affect the Bitcoin Network, the Bitcoin Exchange Market and their users, particularly Bitcoin Exchanges and service providers that fall within such jurisdictions’ regulatory scope. Such laws, regulations or directives may conflict with those of the United States and may negatively impact the acceptance of Bitcoins by users, merchants and service providers outside the United States and may therefore impede the growth or sustainability of the Bitcoin economy in the EU, China, Japan, Russia and the United States and globally, or otherwise negatively affect the value of Bitcoins.

Additionally, U.S. state and Federal, and foreign regulators and legislatures have taken action against virtual currency businesses or enacted restrictive regimes in response to adverse publicity arising from hacks, consumer harm, or criminal activity stemming from virtual currency activity. The value of Bitcoins could thus be impacted by such adverse publicity.

In the future, the Fund may seek to gain additional exposure to the Bitcoin and other similar investments that may not produce qualifying income for the Fund under the Internal Revenue Code, if held directly, including, potentially, other pooled investment vehicles that provide exposure to digital commodities.

The Fund and its Subsidiaries may invest in other pooled investment vehicles that provide exposure to digital commodities. The Funds will invest in their Subsidiaries within the limitations of the federal tax laws, rules and regulations that apply to regulated investment companies (“RICs”) under Subchapter M of Subtitle A, Chapter 1, of the Internal Revenue Code. Unlike the Fund, the Subsidiaries do not, and will not, seek to qualify as RICs.

4.	The third sentence of the first paragraph under the section entitled “Management – Board of Trustees’ Oversight Role in Management” on page 58 of the SAI is deleted and replaced with the following:

The Board of Trustees approves all of the agreements entered into with the Funds’ service providers, including the investment management agreements with FS, Wilshire, MidOcean Credit Partners, Chiron and any additional applicable sub-advisers.

5.	The third sentence of the first paragraph under the section entitled “Management – Board Oversight of Risk Management” beginning on page 62 of the SAI is deleted and replaced with the following:

In addition the Board of Trustees will receive: (i) at regular and special Board meetings, and on an ad hoc basis as needed, reports related to a Fund’s performance and operations; (ii) information and reports from portfolio management, operations and risk management teams, including with respect to investment strategies, techniques and the processes used to manage related risks (and, with respect to FS Multi-Strategy Alternatives Fund and FS Chiron Real Asset Fund, respectively, information and reports from Wilshire’s and Chiron’s portfolio management, operations and risk management teams, including with respect to investment strategies, techniques and the processes used to manage related risks); and (iii) information from meetings with, or reports prepared by, the representatives of key service providers, including FS (and Wilshire and Chiron with respect to FS Multi-Strategy

Alternatives Fund and FS Chiron Real Asset Fund, respectively) and the Funds’ administrator, distributor, transfer agent, custodian and independent registered public accounting firm.

6.	The section entitled “Investment Personnel – Other Accounts Managed” on page 64 of the SAI is deleted in its entirety and replaced with the following:

Other Accounts Managed

The managers listed below are investment personnel employed by FS or Chiron, as applicable, and, collectively, are primarily responsible for the day-to-day management of the respective Fund or Funds which the portfolio manager manages. These portfolio managers also manage other registered investment companies, other pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2020: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; (ii) the total assets of such companies, vehicles and accounts; and (iii) the number and total assets of such companies, vehicles and accounts that are subject to an advisory fee based on performance.

	Number of Accounts	Assets of Accounts (in thousands)(1)	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee (in thousands)(1)
Michael Kelly
Registered Investment Companies	2	$431,993	0	$0
Other Pooled Investment Vehicles	4	$18,893,768	4	$18,893,768
Other Accounts	—	$—	—	$—
Scott Burr
Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles	—	$—	—	$—
Other Accounts	—	$—	—	$—
Brian Cho(2)
Registered Investment Companies	2	$1,224,900	0	$—
Other Pooled Investment Vehicles	1	$365,400	1	$365,400
Other Accounts	—	$—	—	$—
Peter Bianco(3)
Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles	—	$—	—	$—
Other Accounts	—	$—	—	$—

(1)	As of December 31, 2020 for accounts with fiscal year end of December 31 and as of January 31, 2021 for accounts with fiscal year end of October 31.
(2)	Mr. Cho became a portfolio manager of the FS Chiron Real Asset Fund effective September 1, 2021. Information is shown as of June 30, 2021.
(3)	Mr. Bianco became a portfolio manager of the FS Chiron Real Asset Fund effective September 1, 2021. Information is shown as of June 30, 2021.

3

7.	The table under the section entitled “Management – Portfolio Manager Securities Ownership” on page 65 of the SAI is deleted in its entirety and replaced with the following:

Portfolio Manager	Name of Fund	Dollar Range of Equity Securities in the Fund
Michael Kelly	FS Multi-Strategy Alternatives Fund	Over $100,000
	FS Managed Futures Fund	None
	FS Alternative Income Opportunities Fund	None
	FS Long/Short Equity Fund	None
Scott Burr	FS Multi-Strategy Alternatives Fund	$10,001 - $50,000
	FS Managed Futures Fund	None
	FS Alternative Income Opportunities Fund	None
	FS Chiron Real Asset Fund	None
	FS Long/Short Equity Fund	None
Brian Cho*	FS Chiron Real Asset Fund	None
Peter Bianco**	FS Chiron Real Asset Fund	None

*	Mr. Cho became a portfolio manager of the FS Chiron Real Asset Fund effective September 1, 2021. Information is shown as of September 1, 2021.
**	Mr. Bianco became a portfolio manager of the FS Chiron Real Asset Fund effective September 1, 2021. Information is shown as of September 1, 2021.

8.	The section entitled “Potential Conflicts of Interest” beginning on page 65 of the SAI is deleted in its entirety and replaced with the following:

POTENTIAL CONFLICTS OF INTERESTS

The Funds may be subject to a number of actual and potential conflicts of interest. As applicable, references to a “manager” below refer to any one or more of the Adviser, Wilshire, MidOcean, Chiron and Underlying Managers.

General

The Adviser manages many funds and numerous other accounts, which may include separate accounts and other pooled investment vehicles, such as hedge funds. In addition, as shown in the table above, the Funds’ managers may manage other accounts with investment strategies similar to a Fund, the managers may personally invest in some but not all of these accounts, and certain of these accounts may have a greater effect on their compensation than others. These factors could create conflicts of interest because a manager may have incentives to favor certain accounts over others, resulting in the potential for other accounts outperforming a Fund. A conflict may also exist if a manager identifies a limited investment opportunity that may be appropriate for more than one account, but a Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the manager may execute transactions for another account that may adversely affect the value of securities held by a Fund.

Additionally, managing and providing research to multiple accounts can give rise to potential conflicts of interest if the accounts have different objectives, benchmarks, time horizons and fees, as Wilshire, MidOcean Credit Partners, Chiron and certain Underlying Managers must allocate their time and investment ideas across multiple accounts. Therefore, Wilshire, MidOcean Credit Partners, Chiron and the Underlying Managers will have conflicts of interest which could interfere with their management of the FS Multi-Strategy Alternative Fund’s, FS Alternative Income Opportunities Fund’s or FS Chiron Real Asset Fund’s assets, as applicable. For example, Wilshire, Chiron and the Underlying Managers (or their affiliates) manage other investment funds and/or accounts and have other clients that are similar to, or overlap with, the investment objective and strategy of the FS Multi-Strategy Alternative Fund, FS Alternative Income Opportunities Fund or FS Chiron Real Asset Fund, as applicable, creating potential conflicts of interest in investment decisions regarding investments that may be appropriate for the Fund and the Adviser’s, Wilshire’s, MidOcean Credit Partners’, Chiron’s or the Underlying Managers’ other clients. These conflicts of interest are exacerbated to the extent that Wilshire’s,

MidOcean Credit Partners’, Chiron’s or the Underlying Managers’ other clients pay them higher fees or performance-based fees. The portfolio compositions and performance results will differ across the FS Multi-Strategy Alternative Fund, FS Alternative Income Opportunities Fund and FS Chiron Real Asset Fund, as applicable, and other such funds and/or accounts. In addition, the activities in which Wilshire, MidOcean Credit Partners, Chiron or the Underlying Managers and their affiliates are involved may limit or preclude the flexibility that the FS Multi-Strategy Alternative Fund, FS Alternative Income Opportunities Fund and FS Chiron Real Asset Fund may otherwise have to participate in certain investments.

Selection of Underlying Managers

The Adviser compensates MidOcean Credit Partners and the Underlying Managers out of the Management Fee it receives from the FS Multi-Strategy Alternatives Fund and FS Alternative Income Opportunities Fund. This could create an incentive for the Adviser to select Underlying Managers or Sub-Advisers with lower fee rates. Each sub-advisory agreement with the Underlying Managers and Sub-Advisers, and any material change thereto, will be approved by the Board of Trustees of the FS Multi-Strategy Alternatives Fund or FS Alternatives Income Opportunities Fund, as applicable, including a majority of Independent Trustees.

Allocation of Investment Opportunities

If a model, strategy or investment technique (an “Analytic”) is appropriate for a Fund and one or more other clients of a manager, a manager’s decision on how to allocate an Analytic among a Fund and such other clients (including the relative exposure a Fund and such other clients have to an Analytic) may vary for one or more reasons, including (i) the Analytic may have smaller capacity than can be optimally used for one or more of the manager’s clients; (ii) the Analytic involves asset classes outside the investment mandate of one or more of the manager’s clients; (iii) the Analytic is not appropriate for the investment regulatory restrictions applicable to one or more of the manager’s clients; (iv) the Analytic is hedged by taking smaller or larger exposures (as applicable) to certain style factors, sectors or other directional risks than that targeted by one or more of the manager’s clients; and/or (v) the Analytic involves greater liquidity risk than that targeted by one or more of the manager’s clients. The net result(s) could be that one or more of the manager’s clients, including a Fund, would not have access to certain Analytics that produce higher predicted rates of return, lower volatility or shorter trading horizons than those Analytics utilized (in degree and/or manner) by such clients.

A manager may have a greater financial interest in the performance of other clients than the performance of the Funds. These interests may give rise to conflicts of interest in allocating Analytics among the Funds and such other clients.

A manager may also license an Analytic from an affiliate or third party. A licensor may have complete discretion regarding which of its Analytics (including proprietary strategies and/or models and including newly developed Analytics that may meet the investment objectives of a Fund) its elects to license (and correspondingly withhold from) a manager. An affiliated or third-party licensor may revoke any or all licenses granted to a manager for any reason or no reason at all, including the fact that such a licensor has a greater financial interest in utilizing the full capacity available in an Analytic for itself or its clients.

Financial Interests in Managers

The Adviser and its affiliates do, and Wilshire, MidOcean Credit Partners, Chiron and the Underlying Managers may, have financial interests in investment vehicles and asset managers, which may give rise to conflicts of interest between the Funds and such other investment vehicles. The Adviser and its affiliates, Wilshire, MidOcean Credit Partners, Chiron and the applicable Underlying Managers endeavor to manage these potential conflicts in a fair and equitable manner, subject to legal, regulatory, contractual or other applicable considerations.

FS Investments Policies and Procedures

Specified policies and procedures implemented by the Funds and the Adviser to mitigate potential conflicts of interest and address certain regulatory requirements and contractual restrictions may reduce the synergies across FS Investments’ various businesses that the Funds expect to draw on for purposes of pursuing attractive investment opportunities. Because FS Investments has many different asset management and advisory businesses, it is subject to a number of actual and potential conflicts of interest, greater regulatory oversight, and subject to more legal and contractual restrictions than that to which it would otherwise be subject if it had just one line of business. In addressing these conflicts and regulatory, legal, and contractual requirements across its various businesses, FS Investments has implemented certain policies and procedures that may reduce the positive synergies that the Funds expect to utilize for purposes of finding attractive investments.

9.	The section entitled “Code of Ethics” on page 67 of the SAI is deleted in its entirety and replaced with the following:

CODE OF ETHICS

The Funds, FS, Wilshire, MidOcean Credit Partners, Chiron each Underlying Manager and the Distributor, the Funds’ distributor, have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restrict certain personal securities transactions. Personnel subject to these codes may invest in securities for their personal investment accounts so long as such investments are made in accordance with the applicable code’s requirements; however, they may not invest in securities held by the Funds.

10.

The second paragraph under the section entitled “Investment Management and other Services – Investment Adviser – FS Fund Advisor, LLC” on page 69 of the SAI is deleted in its entirety and replaced with the following:

The Funds pay the Adviser a management fee (the “Management Fee”) at an annual rate based on a Fund’s average daily net assets. The Management Fee is calculated and payable quarterly in arrears at the annual rates of each Fund’s average daily net assets during such period noted in the table below:

Fund	Period	Fee
FS Multi-Strategy Alternatives Fund	Quarterly	1.25%
FS Managed Futures Fund	Quarterly	1.15%
FS Alternative Income Opportunities Fund	Quarterly	1.15%
FS Chiron Real Asset Fund	Quarterly	0.95%*
FS Long/Short Equity Fund	Quarterly	1.10%**

*	Prior to September 1, 2021, FS Chiron Real Asset Fund’s Management Fee was 1.15%.
**	Prior to December 30, 2019, FS Long/Short Equity Fund’s Management Fee was 1.20%.

11.

The first sentence of the sixth paragraph under the section entitled “Investment Management and other Services – Investment Adviser – FS Fund Advisor, LLC” on page 70 of the SAI is deleted and replaced with the following:

The Adviser determines the allocations of a Fund’s assets and is ultimately responsible for selecting the strategies, retaining Underlying Managers for FS Multi-Strategy Alternatives Fund with expertise in the selected strategies, and for determining the amount of Fund assets to allocate to MidOcean Credit Partners and Chiron, with respect to FS Alternative Income Opportunities Fund and FS Chiron Real Asset Fund, respectively, Alternative Beta Strategies and Alternative Investment Strategies.

12.	The following disclosure is added to the section entitled “Investment Management and other Services – Investment Adviser – FS Fund Advisor, LLC” on page 71 of the SAI:

Investment Co-Adviser – FS Chiron Real Asset Fund

FS has engaged Chiron to act as the FS Chiron Real Asset Fund’s investment co-adviser pursuant to the Fund’s Investment Co-Advisory Agreement (the “Co-Advisory Agreement”). Chiron, an investment adviser registered with the SEC under the Advisers Act, is a Delaware limited liability company with its principal office located at 10 East 53rd Street, New York, New York 10022. For more information regarding Chiron, see “Management of the Fund — Investment Adviser, Primary Sub-Adviser and Advisory Arrangements” in the Prospectus.

Chiron also provides certain administrative services, including monitoring and reporting to the Advisor regarding the FS Chiron Real Asset Fund.

As compensation for its co-advisory services to the Fund, FS pays Chiron a co-advisory fee that is accrued daily and payable quarterly. The co-advisory fee is calculated at an annual rate of 0.475% of the average daily net assets of the portion of the Fund allocated to Chiron.

13.	The section entitled “Fee Waivers and Expense Limitations” on page 72 of the SAI is deleted in its entirety and replaced with the following:

FEE WAIVERS AND EXPENSE LIMITATIONS

With the exception of FS Multi-Strategy Alternatives Fund, FS Long/Short Equity Fund, and FS Chiron Real Asset Fund, the Adviser has contractually agreed to waive its management fee for each of the Funds until June 30, 2021. With respect to FS Long/Short Equity Fund, the Adviser has contractually agreed to waive a portion of its management fee for the Fund so that the fee received equals 0.60% of the Fund’s average daily net assets until the earlier of (i) December 31, 2021 or (ii) the date on which gross proceeds that have been received by the Fund from investors, in the aggregate, exceed $150 million. With respect to the FS Chiron Real Asset Fund, the Adviser has contractually agreed to waive its management fee for the Fund until September 30, 2021. The Adviser’s contractual management fee, without giving effect to this waiver, is equal to 1.15% of each of the FS Managed Futures and FS Alternative Income Opportunities Funds’ average daily net assets, 1.10% of the FS Long/Short Equity Fund’s average daily net assets and 0.95% of the FS Chiron Real Asset Fund’s average daily net assets.

FS and the Funds have entered into expense limitation and reimbursement agreements (each, an “Expense Limitation Agreement” and collectively, the “Expense Limitation Agreements”) under which FS will agree to waive the Management Fee or pay or absorb, on a quarterly basis, the “ordinary operating expenses” (as defined below) of a Fund to the extent that such expenses exceed 0.25% per annum of the Fund’s average daily net assets attributable to the Class A Shares and Class I Shares (the “Expense Limitation”). In consideration of FS’ agreement to limit a Fund’s expenses, each Fund has agreed to repay FS in the amount of any Fund expenses paid or absorbed, subject to the limitations that: (1) the reimbursement for expenses will be made only if payable not more than three years from the date on which they were incurred; and (2) the reimbursement may not be made if it would cause the lower of the Fund’s then-current expense limitation, if any, or the expense limitation that was in effect at the time when FS waived or reimbursed the ordinary operating expenses that are the subject of the repayment, to be exceeded. Each Expense Limitation Agreement, which became effective April 27, 2017 with respect to FS Multi-Strategy Alternatives Fund and December 17, 2018 for each of the other Funds, will continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Board of Trustees and by FS. The Expense Limitation Agreements may not be terminated by FS prior to April 30, 2022 (or September 1, 2022 with respect to the FS Chiron Real Asset Fund), but may be terminated by the Board of Trustees on written notice to FS. For the purposes of each Expense Limitation Agreement, “ordinary operating expenses” for a class of Shares consist of all ordinary expenses of a Fund attributable to such class, including administration fees, transfer agent fees, organization and offering expenses, fees paid to the Fund’s trustees, administrative services expenses, and related costs associated with legal, regulatory compliance and investor relations, but excluding the following: (a) investment advisory fees, (b) portfolio transaction and other investment-related costs (including brokerage commissions, dealer and underwriter spreads, commitment fees on leverage facilities, prime broker fees and expenses, and dividend and interest expenses related to short sales), (c) interest expense and other financing costs, (d) taxes, (e) distribution or shareholder servicing fees and (f) extraordinary expenses.

14.	The last sentence of the section entitled “Investment Management and other Services – Investment Adviser – FS Fund Advisor, LLC” on page 72 of the SAI is deleted and replaced with the following:

Additional information about the Adviser, Chiron, the Primary Sub-Adviser and each Underlying Manager is available on the Investment Adviser Public Disclosure website (www.adviserinfo.sec.gov).

15.	The section entitled “Proxy Voting Policies and Procedures” on page 74 of the SAI is deleted in its entirety and replaced with the following:

PROXY VOTING POLICIES AND PROCEDURES

Each Fund has delegated its proxy voting responsibility to FS. The proxy voting policies and procedures of FS are set forth below. The guidelines are reviewed periodically by FS and the Board of Trustees and, accordingly, are subject to change.

Solely with respect to FS Multi-Strategy Alternatives Fund, FS has delegated proxy voting responsibility to the Fund’s Underlying Managers, and solely with respect to the FS Chiron Real Asset Fund, FS has delegated proxy voting responsibility to Chiron with respect to the portion of the Fund’s portfolio that is allocated to Chiron from time to time. As investment advisers registered under the Advisers Act, each of the Underlying Managers and Chiron have a fiduciary duty to act solely in the best interests of their clients. As part of this duty, each Underlying Manager and Chiron recognizes that it must vote client securities in a timely manner free of conflicts of interest and in the best interests of its clients.

These policies and procedures for voting proxies for the investment advisory clients of the Adviser, Chiron and the Underlying Managers are intended to comply with Section 206 of, and Rule 206(4)-6 promulgated under, the Advisers Act. The Adviser, Chiron and the Underlying Managers will vote proxies relating to securities in the best interest of its clients’ shareholders. It will review on a case-by-case basis each proposal submitted for a Shareholder vote to determine its impact on the portfolio securities held by its clients. Although the Adviser, Chiron and each Underlying Manager will generally vote against proposals that may have a negative impact on its clients’ portfolio securities, it may vote for such a proposal if there exist compelling long-term reasons to do so.

The proxy voting decisions of the Adviser, Chiron and each Underlying Manager are made by the senior officers who are responsible for monitoring each of its clients’ investments. To ensure that its vote is not the product of a conflict of interest, it will require that: (a) anyone involved in the decision-making process disclose to its chief compliance officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (b) employees involved in the decision making process or vote administration are prohibited from revealing how the Adviser, Chiron and such Underlying Manager intends to vote on a proposal in order to reduce any attempted influence from interested parties.

Information regarding how the Adviser, Chiron and each Underlying Manager, as applicable, has voted proxies with respect to a Fund’s portfolio securities for the each 12-month period ending June 30 will be available without charge by making a written request to the Funds’ Chief Compliance Officer, FS Series Trust, 201 Rouse Boulevard, Philadelphia, Pennsylvania 19112 or by calling the Funds collect at (215) 495-1150, at the Funds’ website http://www.fsinvestments.com or at the SEC’s website (www.sec.gov).

16.	The following disclosure is added to the section entitled “Portfolio Transactions and Brokerage” beginning on page 75 of the SAI:

Co-Adviser

The co-advisory agreement among the FS Chiron Real Asset Fund, Chiron and the Trust provides that Chiron places orders for the purchase and sale of securities that are held in the Fund or the Subsidiary’s portfolio. In executing portfolio transactions and selecting brokers or dealers, Chiron is contractually obligated to use reasonable best efforts to seek to obtain best execution in accordance with its respective best execution policy. In executing transactions, Chiron may consider, without limitation, the financial responsibility, research and investment information, and other services provided by broker-dealers who may effect or be a party to any such transaction or to other transactions to which other clients of Chiron may be a party. The fees of Chiron are not reduced by reason of their receipt of brokerage and research services. Generally, Chiron does not provide any services to the FS Chiron Real Asset Fund or its Subsidiary except portfolio investment management and related record-keeping services. The research services provided by brokers through which Chiron executes transactions on behalf of the FS Chiron Real Asset Fund may be used by Chiron in servicing all of its accounts and not all of these services will necessarily be used by Chiron in connection with the Fund.

When Chiron deems the purchase or sale of a security to be in the best interest of the FS Chiron Real Asset Fund as well as other clients of Chiron, Chiron may aggregate the securities to be purchased or sold with other orders for other clients in order to obtain best execution, subject to applicable law and Chiron’s internal policies. In such event, allocation of the securities so purchased or sold, as well as of the fees and expenses incurred in the transaction, will be made by Chiron in the manner it considers to be equitable and consistent with its fiduciary obligations to the FS Chiron Real Asset Fund and to such other clients over time.

Please retain this Supplement with your SAI for future reference.